UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2015

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of	(I.R.S. Employer Identification No.)
organization)

295 University Avenue, Westwood, MA 02090

(Address of Principal Executive Offices, Including Zip Code)

(508) 819-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 4, 2015, Chase Corporation (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”) for the purpose of announcing that the Compensation and Management Development Committee of the Board of Directors of the Company (the “Committee”) had approved the Chase Corporation Annual Incentive Plan and the Chase Corporation Long Term Incentive Plan, in each case for the Company’s fiscal year ending August 31, 2016. The purpose of this Amendment to the Initial Report is to amend an item in Exhibit 99.1 to the Initial Report. On November 5, 2015, subsequent to the filing of the Initial Report, the Committee approved an amendment to the percentage of base salary of the Executive Chairman for 90%, 100% and 120% achievement of target under the Annual Incentive Plan. Exhibit 99.1 to this Amendment to the Initial Report contains the approved amended percentages. No other changes have been made to the Initial Report.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

99.1	Chase Corporation Annual Incentive Plan for Fiscal Year 2016
99.2	Chase Corporation Long Term Incentive Plan for Fiscal Year 2016 (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: October 7, 2016	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer